      Exhibit 32

CERTIFICATION

        Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rent-Way, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003

/S/ WILLIAM E. MORGENSTERN
Signature

CHAIRMAN and CEO
Title

Dated: August 14, 2003

/S/ WILLIAM A. MCDONNELL
Signature

VICE PRESIDENT and CFO
Title

This certification is being furnished solely to accompany this Form 10-Q pursuant to 18 U.S.C.§1350 and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company unless such incorporation is expressly referenced therein.